UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2024

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

78 SW 7th Street, Suite 500, Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

9620 Las Vegas Blvd. S STE E4-98, Las Vegas, NV 89123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officer:

Effective January 29, 2024, Mr. Walter Tabaschek (“Tabaschek”) resigned as KeyStar Corp’s., a Nevada corporation (the “Company”) Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer. There was no specific separation agreement. However, the Company did enter into a Consulting Agreement with Tabaschek, effective January 30, 2024 (the “Consulting Agreement”).

In connection with the Consulting Agreement, Tabaschek will provide professional services as the interim Chief Financial Officer of the Company as the Company may reasonably request, but limited to the review of the Company’s 2023 10-K and 2023 tax returns and the general transferring of knowledge regarding the operation of the business. If the Company appoints a new Chief Financial Officer before February 29, 2024, Tabaschek will no longer serve as interim Chief Financial Officer and will transition to a general consultant until the end of the term of the Consulting Agreement on February 29, 2024. The Company may terminate the Consulting Agreement for convenience at any time, without cause or further obligation, with at least two (2) calendar days’ written notice. Tabaschek may provide the services by phone or video conference. Tabaschek may not assign, transfer, delegate or subcontract his rights or obligations under the Consulting Agreement without the prior written consent of the Company. As part of the Consulting Agreement, Tabaschek will receive bi-monthly compensation at a rate of $200 per hour payable on the 15th and last calendar day of each month in accordance with the Company’s standard 1099 payroll policy. Compensation will be paid only for services that are performed upon request by the Company.

The foregoing summary of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement which is attached hereto as Exhibit 10.1, and incorporated herein by reference. You are urged to read said exhibit attached hereto in its entirety.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Consulting Agreement between KeyStar Corp. and Walter Tabaschek, dated January 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2024	KEYSTAR CORP.

	By:	/s/ Bruce A. Cassidy
Bruce A. Cassidy, CEO